                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February 1997.

                                       /s/ Ronald O. Perelman
                                       -----------------------------------
                                       RONALD O. PERELMAN

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS
INC. (the "Corporation") Annual Report on Form 10-K for the year ended
December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                       /s/ Howard Gittis
                                       -----------------------------------
                                       HOWARD GITTIS

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                       /s/ Donald G. Drapkin
                                       -----------------------------------
                                       DONALD G. DRAPKIN

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC.
(the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                        /s/ Lee A. Iacocca
                                       -----------------------------------
                                       LEE A. IACOCCA

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                       /s/ Robert Sargent Shriver III
                                       -----------------------------------
                                           ROBERT SARGENT SHRIVER III

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on Form 10-K for the year ended
December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                       /s/ Theo W. Folz
                                       -----------------------------------
                                           THEO W. FOLZ

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on Form 10-K for the year ended
December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 5th day of February, 1997.

                                       /s/ Gary R. Ellis
                                       -----------------------------------
                                           GARY R. ELLIS

                               POWER OF ATTORNEY
                               -----------------

    KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") Annual Report on Form 10-K for the year ended
December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of February, 1997.

                                       /s/ James M. Parnofiello
                                       -----------------------------------
                                           JAMES M. PARNOFIELLO